1
Exhibit 31.1

CERTIFICATIONS

I, Robert E. Cauley,

certify that:

1.

I have reviewed this quarterly report on Form 10

-Q of Orchid Island Capital, Inc. (the "registrant");

2.

Based on my knowledge, this report does not contain

any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading
with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other

financial information included in this report, fairly

present in all
material respects the financial condition, results of operations and cash flows of the registrant as of, and for,

the periods
presented in this report;

4.

The registrant's other certifying officer and

I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-15(e) and

15d-15(e)) and internal control over financial reporting (as defined in
Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:

a)
designed such disclosure controls and procedures, or

caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries,

is
made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or

caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable

assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure

controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure

controls and procedures, as of the end of the period covered by this
report based on such evaluation; and

d)
disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred during the
registrant’s most recent

fiscal quarter (the registrant’s fourth

fiscal quarter in the case of an annual report) that has
materially affected, or is reasonably likely to materially

affect, the registrant’s internal

control over financial reporting; and

5.

The registrant's other certifying officer and

I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or

persons
performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the

design or operation of internal control over financial reporting which are reasonably likely to adversely affect the

registrant's ability to record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the
registrant's internal control over financial reporting.

Date: July 30, 2021
/s/ Robert E. Cauley
Robert E. Cauley
Chairman of the Board, Chief Executive Officer

and
President